19

                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island  02906
                         (401) 331-9640



                                  April 14, 1999




To Our Stockholders:

       You are cordially invited to attend the annual meeting of stockholders of Nestor, Inc. (the "Company") to be held at the DAYS HOTEL, located at 220 INDIA STREET, PROVIDENCE, RI, on Wednesday, May 12, 1999, at 1:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be acted upon at the annual meeting.

       A proxy card is also enclosed. Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Accordingly, after reading the enclosed proxy statement, you are urged to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. If you attend the annual meeting, you may then revoke your proxy by voting in person.

       We look forward to greeting personally as many of our stockholders as possible at the annual meeting.

                                  Sincerely yours,




                                  /s/David Fox
                                  President and Chief Executive
Officer


Directions to Days Hotel:
Function Room:  Bayview
South (from New       North (from Boston)   East (from Cape Cod)
York)                 95 South              195 West
95 North              195 East (Cape Cod)   Exit 3 (Gano Street)
195 East (Cape Cod)   Exit 3 (Gano Street)  Left off exit ramp
Exit 3 (Gano Street)  Left off exit ramp    Second right into
Left off exit ramp    Second right into     hotel parking lot
Second right into     hotel parking lot
hotel parking lot


                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island  02906
                         (401) 331-9640

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held on May 12, 1999

To the Stockholders of Nestor, Inc.:

          NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Nestor, Inc., a Delaware corporation (the "Company"), will be held at the DAYS HOTEL located at 220 India Street, Providence, Rhode Island, on May 12, 1999, at 1:00 p.m. local time, to act upon the following:

          1. To consider and vote upon the election of nine directors, each to hold office until the next annual meeting and until their successors are elected and qualified;

          2. To approve the selection of independent auditors for the Company for the year ending December 31, 1999; and

          3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          Only stockholders of record as of the close of business on March 12, 1999, will be entitled to vote at the meeting.

          By Order of the Board of Directors,

          /s/Herbert S. Meeker, Secretary

Providence, Rhode Island
April 14, 1999


IMPORTANT: THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES B CONVERTIBLE PREFERRED STOCK, VOTING AS A GROUP, MUST BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM. THEREFORE, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS
PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY BY VOTING IN PERSON.


                         PROXY STATEMENT




                          NESTOR, INC.
                       One Richmond Square
                 Providence, Rhode Island 02906
                         (401) 331-9640




                 ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held May 12, 1999





          This proxy statement is being furnished to holders of shares of (i) common stock, par value $.01 per share (the "Common Stock") and (ii) the Series B Convertible Preferred Stock, par value $1.00 per share (the "Convertible Preferred Stock"), of Nestor, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the annual meeting of stockholders to be held May 12, 1999, at 1:00 p.m. local time at the DAYS HOTEL located at 220 India Street, Providence, Rhode Island.
This proxy statement and the enclosed form of proxy are first being mailed on or about April 14, 1999 to stockholders of the Company entitled to vote.


                             PROXIES

          The shares represented by each properly executed and dated proxy that is not revoked as set forth below will be voted at the annual meeting in accordance with the instructions given. If no instructions are given on the proxy, the proxy will be voted FOR each of the nominees for director listed herein FOR the approval of the selection of independent auditors and, in the discretion of the proxy holders, on such other business as may properly come before the annual meeting or any adjournments or postponements thereof, as further described herein.


                     REVOCABILITY OF PROXIES

          A proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying in writing the Secretary of the Company of such revocation at the Company's principal executive offices, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

                 PERSONS MAKING THE SOLICITATION


          The accompanying proxy is being solicited on behalf of the Company's Board of Directors. In addition to mailing the proxy materials, solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of proxies for the annual meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock and Convertible Preferred Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.



                        VOTING SECURITIES

          The Common Stock and the Convertible Preferred Stock are the only outstanding classes of securities of the Company entitled to vote at the meeting. Holders of record of the Common Stock and the Convertible Preferred Stock at the close of business on March 12, 1999, (the "Record Date") will be entitled to vote on the matters to be voted upon at the annual meeting.
At the close of business on the Record Date, the Common Stock and Series B Convertible Preferred Stock are entitled to vote as a group the equivalent of an aggregate of 17,552,730 shares of Common Stock on the basis of one vote per share of Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."


          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock and Convertible Preferred Stock voting as a group will constitute a quorum for the transaction of business at the annual meeting.



                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of March 12, 1999, the beneficial ownership of shares of the Common Stock and Convertible Preferred Stock of (i) any person who is known by the Company to own more than 5% of the voting securities of the Company, (ii) the Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose salary and bonus exceed $100,000 for the calendar year ended December 31, 1998 (collectively, the "Names of Executive Officers"), (iii) each director, and (iv) all directors and Executive Officers of the Company as a group. Except as otherwise herein indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of shares of the Company's Common and Convertible Preferred Stock described below have sole investment voting power with respect to such shares, subject to any applicable community property laws:
Name and address             Amount and nature of
of beneficial owner          beneficial ownershipPercent of class

Bruce W. Schnitzer       6,550,396 (1)                 32.9
471 Broadway
New York, NY

Transaction Systems
  Architects, Inc.        5,000,000 (2)                24.9
224 South 108 Avenue
Omaha, Nebraska  68154

Charles Elbaum              943,796(3)                  5.4
85 Lorraine Avenue
Providence, RI

Leon Cooper                904,074 (3)                  5.1
49 Intervale Road
Providence, RI

David Fox                  707,410 (4)                  4.0
29 Orchard Avenue
Providence, RI

Herbert S. Meeker           269,363(5)                  1.5
233 Reeder Street
Easton, PA

Douglas L. Reilly          230,006 (6)                  1.3
9 Island View Road
Narragansett, RI

Thomas F. Hill             136,250 (7)                  *
320 East 57th Street
New York, NY

Jeffrey B. Harvey          133,483 (8)                  *
114 Woodbury Drive
Amherst, NY

Michael T. Glier           120,000 (6)                  *
74 Southwest Avenue
Jamestown, RI

Sushmito Ghosh              66,326 (6)                  *
25 Brookway Road
Providence, RI

Nigel P. Hebborn            40,500 (6)                  *
171 Charlotte Drive
East Greenwich, RI

Sam Albert                  15,798 (9)                  *
27 Kingwood Road
Scarsdale, NY

All executive officers  10,117,402 (10)                48.6
and directors as a group
(15 persons)

*  Less than 1%.
________________

 (1) Bruce W. Schnitzer is the Chairman and owns 66% of the outstanding common stock of Wand (Nestor) Inc., a Delaware corporation, which, as a general partner, controls Wand/Nestor Investments L. P., Wand/Nestor Investments II
      L. P. and Wand/Nestor Investments III L.P., Delaware limited partnerships, which hold an aggregate of 4,467,155 shares of Common Stock, and Common Stock Purchase Warrants to acquire 2,161,540 shares of Common Stock of the Company. Bruce W. Schnitzer disclaims beneficial ownership of these securities except to the extent of his "pecuniary interest," as such term is defined in Rule 16a-1 of the Securities Exchange Act, therein as owner of a 10.7103% limited partnership interest in Wand/Nestor Investments L.P. and as the owner of 66% of Wand (Nestor) Inc.'s 1% general partnership interest in Wand/Nestor Investments L.
      P. Common Stock totaling 291,597 shares is held by holders subject to the Bank Holding Company Act of 1958, as amended, and have no voting rights.

      Bruce W. Schnitzer holds 5,798 vested stock options, and is the Chairman and owns 66% of the outstanding Common Stock of Wand Partners Inc., a Delaware corporation, which, as general partner controls Wand Partners L. P., a Delaware limited partnership, which has been granted by the Company a Common Stock Fee Purchase Warrant to acquire 207,500 shares of Common Stock of the Company exercisable until April 1, 2004 at a price of $2.00 per share. Bruce
      W. Schnitzer disclaims beneficial ownership of this Warrant except to the extent of his "pecuniary interest," as defined in Rule 16a-1, therein, as the indirect owner of a 33% partnership interest in Wand Partners L. P.

 (2)  Includes a Common Stock Purchase Warrant to acquire
      2,500,000 shares of Common Stock of the Company, exercisable until March 1, 2002, at a price of $3.00 per share.

 (3)  Includes 3,777 vested stock options.

 (4) Includes 311,936 shares of Common Stock which he may acquire on a fully vested basis upon the exercise of options granted under the Company's incentive stock option plan.

 (5) Includes 36,250 shares of Common Stock which Mr. Meeker may acquire on a fully vested basis upon the exercise of options granted by the Company

 (6)  Includes 160,000, 120,000, 66,043 and 37,500 shares of
      Common Stock which Messrs. Reilly, Glier, Ghosh and
      Hebborn, respectively, may acquire on a fully vested basis upon the exercise of options granted under the Company's
      Incentive Stock Option Plan.

 (7) Includes 6,250 vested stock options and a Common Stock Fee Purchase Warrant to acquire 130,000 shares of the Common Stock of the Company exercisable until August 1, 2004, at a price of $2.00 per share issued to Thomas F. Hill, Inc. of which Mr. Hill is President and sole owner.

 (8) Includes 16,250 shares of common stock that may be acquired on a fully vested basis.

 (9) Includes 15,798 shares of Common Stock which Mr. Albert may acquire on a fully vested basis upon exercise of options granted by the Company.

(10) Includes 3,282,419 vested options and warrants owned or controlled by officers and directors of the Company.


                      ELECTION OF DIRECTORS



          At the Annual Meeting, nine directors will be elected to hold office until their successors have been duly elected and qualified as provided in the Company's Certificate of Incorporation and By-Laws. The following persons have consented to be nominated and, if elected, to serve as directors of the
Company: Sam Albert, Leon N Cooper, Charles Elbaum, David Fox, John F. Guinan, Jeffrey B. Harvey, Thomas F. Hill, Herbert S.
Meeker and Bruce W. Schnitzer.   None of the nominees is related
by blood, marriage or adoption to any other director, executive officer or nominee.

Directors and Executive Officers

          The following table sets forth information, regarding
the directors, nominees and executive officers of the Company:
                            Director/        Capacities
                             Officer          in which
    Name            Age       Since            Served

Sam Albert           65        1991      Director*

Leon N Cooper        69        1983      Co-Chairman and
                                          Director*

Charles Elbaum       72        1983      Co-Chairman and
                                          Director*

David Fox            63        1983      President, CEO
                                          and Director*

John F. Guinan       52        1998      Director*

Jeffrey B. Harvey    49        1993      Director*

Thomas F. Hill       53        1994      Director*

Herbert S. Meeker    74        1983      Secretary and Director*

Bruce W. Schnitzer   54        1994      Director*

Nigel P. Hebborn     40        1996      Chief Financial Officer

Sushmito Ghosh       40        1995      Vice President
                                         Financial Solutions

Michael T. Glier     51        1992      Vice President
                                          Nestor Traffic
                                          Systems, Inc.

Douglas L. Reilly    47        1983      Senior Vice President
                                           Strategic Analysis
                                           & Technology

*  Nominee


          Sam Albert became a Director of the Company as of April 1991. Mr. Albert is currently President of Sam Albert Associates, an independent management consulting firm specializing in developing marketing strategies and facilitating strategic relationships for the information technology industry. Mr. Albert is a former IBM Corporation executive who retired after thirty years in 1989, as IBM Director of Business and Management Services Industries. These segments included the CPA, legal and consulting professions and the software and services industries. Mr. Albert also serves on the Boards of the Outsourcing Institute, the Information Technology Services Division of the Information Technology Association of America
(ITAA), the Computer Museum (Boston) as well as the Advisory Board of Cross Access Corporation. He is also a member of the Executive Committee of the New York Venture Group and a member of the Independent Computer Consultants Association (ICCA). Mr. Albert also writes Albert's Analysis for Midrange Systems and is the creator, producer and on-air talent for CompuTips carried on the CBS radio New York affiliate, 1010 WINS.

          Leon N Cooper is the Thomas J. Watson Senior Professor of Science at Brown University, his principal occupation. He specializes in theoretical physics including low-temperature physics, and has also done theoretical work in modeling neural networks, which are networks of nerve cells. Dr. Cooper is the Director of the Brown University Institute for Brain and Neural Systems which consists of a group of scientists applying various disciplines to the study of the brain as well as Professor in the Departments of Physics and Neuroscience. He was awarded the Comstock Prize by the National Academy of Science in 1968 and the Nobel Prize in Physics in 1972 for his contributions to the theory of superconductivity. He is a Fellow of the American Physical Society and the American Academy of Arts and Sciences, a member of the American Philosophical Society and the National Academy of Sciences, and is the author of many publications. He is also chairman of the Scientific Advisory Board of Spectra Science, a company that commercializes innovative laser products. Professor Cooper was a general partner of Nestor Associates ("Nestor"), the predecessor of the Company, from its inception until May 1983, and is currently a part-time consultant to the Company.

          Charles Elbaum has been a Professor of Physics at Brown University since 1963, specializing in experimental solid-state physics, including the design of circuits and information-processing systems, which represents his principal occupation.
He was also Chairman of the Physics Department at Brown. He is a Fellow of the American Physical Society, a member of several scientific and professional societies and is the author of many publications, and is the Hazard Professor of Physics at Brown University. Professor Elbaum was a general partner of Nestor Associates ("Nestor"), the predecessor of the Company from its inception until May 1983, and is currently a part-time consultant to the Company.

          David Fox was President of Container Transport International, a container leasing concern, from 1971 to 1982. Mr. Fox was President of Cognitive Systems, Inc. ("CSI"), a computer software company, from 1983 until 1986 and a director of CSI from 1983 until 1987. On July 17, 1989, Mr. Fox was appointed President and Chief Executive Officer of the Company.

          John F. Guinan joined Applied Communications, Inc.
(ACI) in 1979 and held various marketing and senior management positions. With ACI, he was involved with domestic and international market development. Mr. Guinan was a founder of Prairie Systems and served as senior vice president from 1990 through 1997.
He returned to Transaction Systems Architects, Inc. (TSAI), the parent company of Applied Communications Worldwide, in 1997 and
presently heads TSA's Internet Products business.   Mr. Guinan
earned a Bachelor's degree from the University of Iowa and lives in Omaha, Nebraska, with his wife and six children. He also serves on the Board of Directors of Prairie Systems and VSS Catholic Communications, an Omaha-based radio station.

          Jeffrey B. Harvey joined the Company's Board of Directors in September 1993. Mr. Harvey has been in the brokerage business since 1976 and is currently Division Vice President of Paine Webber. He is a graduate of the Massachusetts Institute of Technology where he received his Master of Science Degree in Nuclear Engineering. Mr. Harvey is also a director of Nova American Group an insurance underwriter in Buffalo, NY.

          Nigel P. Hebborn, Chief Financial Officer, joined the
Company in October 1996.   He is responsible for the Company's
financial and corporate development activities, including working with the Company's management in the development and roll-out of commercial applications. He was most recently President of Wolffish Consulting Services, Inc., a consulting and background reporting firm. Prior to forming Wolffish Consulting Services, Inc., Mr. Hebborn served as Vice President Finance of Nova American Group, Inc., in Buffalo, New York and as President of various subsidiaries of this insurance and banking holding company. Earlier in his career, Mr. Hebborn, a CPA, was associated with Price Waterhouse.

          Thomas F. Hill joined the Company's Board of Directors in August 1994. He is President of Thomas F. Hill, Inc., a consulting firm with broad experience in marketing, sales and business planning. Thomas F. Hill, Inc. is an operating affiliate of Wand Partners. Mr. Hill's clients during his twenty-five year career have included Marsh & McLennan, Bristol Meyers, Royal Dutch Shell, CBS, Nestle, Procter & Gamble, Toyota and Unilever. Mr. Hill serves as a director of Diagraph Corporation, a manufacturer of automated product identification systems; Information Management Associates, a customer interaction software provider; and Yankelovich Partners, a marketing and social research company.

          Herbert S. Meeker is an attorney and partner in the law firm of Baer Marks & Upham, which is general counsel to the Company. Mr. Meeker was a general partner of Nestor from its inception until May 1983, and is a director and Secretary of the Company.

          Bruce W. Schnitzer joined the Company's Board of Directors in August 1994 and has been Chairman of the Executive Committee of the Board of the Company since December 1996. Mr. Schnitzer is Chairman of Wand Partners, a private investment firm, engaged in management buy-outs and growth capital investments, with a portfolio weighted in favor of information
service and financial service companies.    Mr. Schnitzer's
experience prior to establishing Wand in 1987 includes having served as President and CEO of Marsh & McLennan, Inc. and head of the Merger and Acquisition Advisory Department of J. P. Morgan. Mr. Schnitzer presently serves as director of the following U. S. companies with publicly quoted securities: Penn Corp. Financial Group (a life insurance holding company); and AMRESCO Inc. (real estate investment manager).

          Sushmito Ghosh joined the company as a software engineer in 1986 and was named an officer of the company in 1995. Mr. Ghosh was the principal designer of Nestor's internal Research and Development environment. He has an in-depth knowledge of Nestor's technology and has developed neural network models for machine vision, character recognition, mortgage portfolio analysis, securities trading and financial risk assessment. Mr. Ghosh serves as the Vice President of Financial Solutions and is responsible for the Marketing, Sales and Delivery of Nestor's products in the financial markets, namely the PRISM suite of risk management products and CampaignOne for customer relationship management. Mr. Ghosh holds a Masters Degree in Engineering from the University of Rhode Island. He has co-authored a number of papers and technical publications.

          Michael T. Glier Michael T. Glier joined the Company in December 1990. He was named an officer of the Company in December 1992, and currently serves as Vice President of Nestor Traffic Systems, Inc., a subsidiary of the Company. He is responsible for managing all Operations components of the subsidiary, which includes Product Development, Customer Service, and Manufacturing of the CrossingGuard and TrafficVision product families. Mr. Glier was a co-recipient of the 1994 Discover Award for Computer Hardware and Electronics. Mr. Glier's experience spans 30 years in computer and electronics industry, from space-based systems to multiprocessor design. He has authored four patents, several technical papers and has co-authored several technical articles.

          Douglas L. Reilly is Senior Vice President Strategic Analysis & Technology. From 1989 to 1994, he served as Vice President for Product Development and Financial Applications for the Company and served as its Vice President for Research and Development from 1983 until 1989. He is currently responsible for marketing, sales and research activities for the traffic products subsidiary. Dr. Reilly received his Doctoral Degree in Physics from Brown University in 1980, working with Leon Cooper and Charles Elbaum to design neural network systems for pattern recognition. Dr. Reilly continued this work as a Research Associate until 1982 and as Assistant Professor for Research at Brown from 1982 to 1983, and co-authored a patent with Dr. Cooper and Dr. Elbaum on the RCE neural network paradigm. Dr. Reilly became the Company's first full time employee in 1983, with responsibility for the hiring, development and day-to-day
management of the Company's technical organization.   He
developed the first prototype systems of the Company's technology in character recognition, and led all research and development of the Company from 1983 until 1989, producing prototypes and products for character recognition, machine vision, and applications of the technology to decision making and risk assessment in financial services. He is a co-author on four of the Company's patents and has written numerous articles in the field of neural network design and application.






Committees and Meetings of the Board of Directors


          The Company's Board of Directors held seven meetings during the year ended December 31, 1998. The incumbent directors attended all of these meetings. In 1998, the Directors did not receive fees for attending meetings of the Board, but certain directors were granted an aggregate of 30,000 options under the Company's 1997 Option Plan during such fiscal year. The Company does not have a Nominating Committee.

          The Company has an Audit and Finance Committee. This committee generally selects and reviews recommendations made by the Company's independent public accountants. The Audit and Finance Committee, consisting of Herbert Meeker and Sam Albert met once during the year ended December 31, 1998. The Company also has a Management Compensation Committee consisting of Jeffrey B. Harvey, Sam Albert and Herbert S. Meeker. The Committee meets periodically to review and consider compensation matters relating to employees of the Company.
Compensation of Executive Officers

     The following table sets forth information for the calendar years ended December 31, 1998, 1997, and 1996 compensation paid by the Company to the chief executive officer and to each of the four most highly compensated officers of the Company whose total annual salary and bonus exceed $100,000.




                                                                      Long-Term Compensation Awards
    Name and                                              Other   Restricted                       All
   Principal      Calendar                                Annual    Stock   Options/              Other
    Position        Year       Salary ($)  Bonus ($)    Comp. (1)   Awards    SARs   Payouts     Comp.($)

David Fox           1998       156,875            0         340        0          0       0 24,551 (2)
President and CEO   1997       150,000            0       1,193        0     40,000       0          0
                    1996       127,084       64,316       1,193        0    250,000       0          0

Sushmito Ghosh      1998       118,205       36,000         265        0     30,000       0          0
Vice President      1997       105,000       67,876          73        0     60,000       0          0
                    1996        97,217       20,870          73        0     60,000       0          0


Michael Glier       1998       100,667            0         244        0     20,000       0          0
Vice President      1997       104,461            0         164        0     30,000       0          0
                    1996        96,305        7,500         139        0     20,000       0          0



Nigel P. Hebborn    1998       101,875            0        239         0          0       0          0
CFO                 1997        95,000            0        112         0     30,000       0          0
                    1996(3)     15,833            0        ---         0     30,000       0 12,000 (2)


Douglas Reilly      1998       106,875            0        252         0     20,000       0          0
Vice President      1997       100,000            0        102         0     30,000       0          0
                    1996        96,789        7,500         88         0     20,000       0          0


(1)  Payment of group term life insurance premiums.
(2)  Reimbursement of relocation expenses
(3)  Hired October 1, 1996




          Options and Warrants

          The shareholders of the Company approved on May 6, 1997, the 1997 Stock Option Plan ("1997 Plan") of the Company authorizing the granting to employees, officers, directors, and others options to acquire up to a maximum of 1,000,000 shares of Common Stock of the Company. The shares issued by the Company upon the exercise of the options granted under the 1997 Plan were registered on June 6, 1997 on Form S-8 (Registration No. 333-27271) under the Securities Act of 1933 as amended. During the year ended December 31, 1998, 309,583 options were granted under the 1997 Plan and 253,250 options were cancelled or expired.
4,250 were exercised and there was an aggregate of 556,083 options outstanding on December 31, 1998 of which 217,659 were vested as of that date. There were, in addition, 1,058,999 options of which 900,187 were vested and outstanding as at December 31, 1998 granted to employees under an option plan previously adopted by the Company. The shares issued under such previously adopted plan were registered on Form S-8 under the Securities Act of 1933 as amended pursuant to Registration No. 01-12965. No new options have been issued under such plan since the adoption of the 1997 Plan.


                PROPOSAL TO APPROVE THE SELECTION
                     OF INDEPENDENT AUDITORS

          The accounting firm of Ernst & Young LLP is recommended for election to serve as the Company's independent auditors for the year ending December 31, 1999.

          Representatives of Ernst & Young LLP are expected to be present at the annual meeting.

                          ANNUAL REPORT

          THE ANNUAL REPORT TO STOCKHOLDERS CONCERNING THE
OPERATIONS OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 1998,
INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT.

          STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

          Stockholder proposals for consideration at the 1999 annual meeting, expected to be held in May 2000, must be received by the Company no later than December 31, 1999 and must comply with the Rules and Regulations of the Securities and Exchange Commission in order to be included in the proxy statement for the 1999 annual meeting.

 COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
                              1933

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

          Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the period from January 1, 1998 through December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


                          OTHER MATTERS

          The Board of Directors is not aware of any other matters to be presented at the annual meeting. However, if any other matter should properly come before the annual meeting, the persons entitled to vote on that matter will be given the opportunity to do so.

          The above notice and proxy statement are sent by order of the Board of Directors.


                                       /s/Herbert S. Meeker
                                       Secretary
Providence, Rhode Island
April 14, 1999






                          NESTOR, INC.

PROXY: This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints David Fox and Charles Elbaum, and each of them (with the full power of substitution), proxies for the undersigned to represent and to vote, as designated on this proxy card, all shares of common stock, par value $.01 per share, and all shares of Series B Convertible Preferred Stock, par value $1.00 per share, of Nestor, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of the Company's stockholders to be held on May 12, 1999, and at any and all adjournment of postponement thereof.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.ELECTION OF DIRECTORS TO SERVE FOR A TERM EXPIRING AT THE NEXT
  ANNUAL MEETING OF STOCKHOLDERS

  NOMINEES:  Sam Albert, Leon N Cooper, Charles Elbaum,
  David Fox, John F. Guinan, Jeffrey B. Harvey, Thomas F. Hill,
  Herbert S. Meeker, Bruce W. Schnitzer

  FOR all nominees listed except as noted to the contrary below

  ______________________________________________________________


  WITHHOLD AUTHORITY to vote for all nominees listed.


2.PROPOSAL TO APPROVE THE SELECTION OF ACCOUNTANTS

____FOR     ____AGAINST     ____ABSTAIN


3 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

The undersigned hereby acknowledges receipt of a copy of the notice of the meeting of stockholders and of the related proxy statement

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE:__________________________________________________

PRINT NAME/TITLE:___________________________________________

DATE:_______________________________________________________

IMPORTANT: Please date and sign as your name appears above and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in full corporate name by a duly authorized officer whose title is stated.